Redeemable ordinary shares	12 Months Ended
Dec. 31, 2017
Text Block [Abstract]
Redeemable ordinary shares
16	Redeemable ordinary shares

On December 30, 2014, concurrent with the issuance of Series D preferred shares to Investor D, the Company issued 742,320 ordinary shares to Investor D at US$16.17 per share, of which 99,022 shares were transferred from treasury shares held by the Company and 643,298 shares were newly issued shares. The aggregate consideration was US$12,000.

Investor D shall have an option to require the Company to repurchase all of the ordinary shares if a qualified IPO is not consummated by the 2nd anniversary of the closing of sale and purchase of the Series D preferred shares. The redemption price shall equal to the issue price, plus accrued interest at a non-compound interest rate of 18% and 12% per annum for each of 2016 and 2017. In December 2016, the redeemable date of the ordinary shares was further changed to December 28, 2017 upon the completion of Series E Agreement. The change in value of such modification was insignificant.

As these ordinary shares are contingently redeemable, they are classified as mezzanine equity. The Company recognizes the accretion charge using the effective interest method.

In December 2017, redeemable ordinary shares had been automatically converted into 742,320 Class A ordinary shares after the closing of IPO.